Dreyfus

Emerging Markets

Fund

ANNUAL REPORT May 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                            23   Report of Independent Auditors

                            24   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                          Emerging Markets Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Emerging Markets Fund, covering the 12-month period from June 1, 1999 through May 31, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, D. Kirk Henry.

When the reporting period began, it became apparent that global economic growth was substantially stronger than many analysts had expected. In fact, most global markets had already rebounded sharply from 1998's currency and credit crises in emerging market countries. The rally continued throughout 1999 and into the first quarter of 2000, before peaking in early March. In April, many developed and emerging market countries around the world experienced heightened levels of market volatility when expensively priced technology stocks began to decline sharply in the wake of evidence that inflationary pressures were building.

We  appreciate  your  confidence  over the past year and we look forward to your
continued    participation    in    Dreyfus    Emerging    Markets    Fund.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
June 15, 2000




DISCUSSION OF FUND PERFORMANCE

D. Kirk Henry, Portfolio Manager

How did Dreyfus Emerging Markets Fund perform relative to its benchmark?

For the 12-month period ended May 31, 2000, Dreyfus Emerging Markets Fund produced a total return of 16.54%.(1) In comparison, the fund's benchmark, the Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index, produced a total return of 17.75% for the same period.(2)

We attribute the fund' s modest underperfomance to a stock market environment that favored the growth style of investing during the majority of the reporting period. In particular, two traditional growth sectors, technology and telecommunications, dominated the gains achieved by global stock markets, including those of emerging market countries. As a value fund, our limited exposure to these areas held back our performance.

What is the fund's investment approach?

We use a value-oriented and research-driven approach to security selection within each market, investing in companies located in emerging market countries as represented in our benchmark, the MSCI EMF Index. Countries currently represented in the benchmark include Argentina, Brazil, Chile, China, Columbia, the Czech Republic, Greece, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Russia, Sri Lanka, South Africa, Taiwan, Thailand, Turkey and Venezuela.

When choosing stocks for the fund, we begin by conducting fundamental and quantitative research that focuses on individual companies rather than broad economic and industry trends. More specifically, we look for investment opportunities  focusing  on  three  key factors: VALUE, or how a stock is valued
relative    to    its    intrinsic    worth;    BUSINESS   HEALTH,
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

or a company's overall EFFICIENCY AND PROFITABILITY as measured by its return on assets and return on equity; and BUSINESS MOMENTUM, or the presence of a catalyst that appears likely to trigger an increase in the stock's price.

What factors influenced the fund's performance?

During the first six months of the reporting period, stocks in many emerging markets enjoyed robust returns as regional economies continued to rebound from recession. The strong performance of emerging markets investments was supported by an increase in global growth, rising commodity prices, and, perhaps most important, stock valuations that, in our opinion, reflected very reasonably priced stocks. In addition, a strong U.S. economy helped fuel exports from many of these emerging market countries, which in turn helped propel their stock prices. In such an environment, the fund's strongest gains were achieved through its investments in South Korea, India and Brazil. Brazilian telecommunications companies were especially strong. In fact, five of the top 10 contributors to the fund's positive performance were in Brazil, and three of those were telecom companies.

Toward the end of 1999, a shift in investor sentiment toward growth stocks in the telecommunications and technology sectors resulted in increased volatility in emerging markets. As value managers with an underweight in technology exposure, the performance of the fund suffered during this period. However, by mid-March, investor sentiment shifted once again, this time away from the favored growth style of investing and toward the value style which overall benefited the fund.

What is the fund's current strategy?

We remain optimistic with respect to emerging markets. In our view, many companies within these regions offer significant value, especially when compared to similar companies in the developed world. Historically, the two main drivers of emerging market stock market performance have been increased global growth and climbing commodity prices, two factors that have both been present during the past year.


Recently, in the first quarter of 2000, we trimmed our exposure to several of the fund' s telecommunications companies, believing that their valuations had become too high. In some cases, we sold our holdings in Brazilian telecommunications companies, taking profits from stocks that have performed well.

We have also continued to add to our Asian holdings, including stocks from China, South Korea, India and the Philippines. We believe that many of these companies possess strong fundamentals and offer excellent value investment opportunities.

June 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- REFLECTS REINVESTMENT OF GROSS DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE (MSCI EMF) INDEX IS A MARKET CAPITALIZATION-WEIGHTED INDEX COMPOSED OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF 26 EMERGING MARKET COUNTRIES IN EUROPE, LATIN AMERICA AND THE PACIFIC BASIN.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Emerging Markets Fund and the Morgan Stanley Capital International Emerging Markets Free Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 5/31/00

                                                                              Inception                              From
                                                                                Date              1 Year           Inception
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                                           6/28/96            16.54%             5.55%


((+))  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS EMERGING MARKETS FUND ON 6/28/96 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE INDEX ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 6/30/96 IS USED AS THE BEGINNING VALUE ON 6/28/96. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE INDEX, WHICH IS THE PROPERTY OF MORGAN STANLEY & CO. INCORPORATED, IS A MARKET CAPITALIZATION-WEIGHTED INDEX COMPOSED OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF 26 EMERGING MARKET COUNTRIES IN EUROPE, LATIN AMERICA, AND THE PACIFIC BASIN. THE MSCI/EMF INDEX EXCLUDES CLOSED MARKETS AND THOSE SHARES IN OTHERWISE FREE MARKETS WHICH ARE NOT PURCHASEABLE BY FOREIGNERS. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES AND INCLUDES GROSS DIVIDENDS REINVESTED. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

May 31, 2000

COMMON STOCKS--93.5%                                                                            Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ARGENTINA--1.5%

Banco Hipotecario                                                                               173,332                1,629,484

Telecom Argentina Stet - France Telecom, ADR                                                     71,000                1,748,375

                                                                                                                       3,377,859

BRAZIL--7.0%

Companhia Vale do Rio Doce                                                                       10,500                  236,214

Companhia Vale do Rio Doce, ADS                                                                  97,600                2,519,300

Petroleo Brasileiro                                                                              10,480                2,328,889

Tele Celular Sul Participacoes, ADS                                                              68,900                2,333,987

Tele Norte Leste Participacoes, ADS                                                              94,189                1,848,459

Telecomunicacoes Brasileiras, ADS (PFD Block)                                                    45,000                5,208,750

Ultrapar Participacoes, ADS                                                                     175,000                1,421,875

                                                                                                                      15,897,474

CHILE--2.8%

Administradora de Fondos de
   Pensiones Provida, ADS                                                                        97,300                2,025,056

Chilectra, ADR                                                                                   80,000                1,375,000

Compania de Telecomunicaciones de Chile, ADS                                                      7,000                  138,250

Cristalerias de Chile, ADS                                                                       38,900                  666,163

Quinenco, ADS                                                                                   211,600                2,142,450

                                                                                                                       6,346,919

CHINA--5.4%

Beijing Datang Power Generation                                                               5,876,000                  897,364

Guangdong Kelon Electrical, Cl. H                                                             1,747,000                  863,164

Guangshen Railway, Cl. H                                                                     16,383,000                1,513,790

Guangshen Railway, ADS                                                                          110,000                  508,750

Huaneng Power International, ADS                                                                116,500                1,157,719

Jiangxi Cooper, Cl. H                                                                         2,800,000  (a)             219,194

PetroChina Company, ADR                                                                          59,800  (a)           1,203,475

Qingling Motors, Cl. H                                                                        9,549,000                  931,347

Shandong Huaneng Power, ADS                                                                     203,400                  724,613

Shandong International Power Development, Cl. H                                              10,852,000                1,086,287

Shenzhen Expressway, Cl. H                                                                   10,659,000                1,162,720

Yanzhou Coal Mining, Cl. H                                                                    3,672,700                  655,149

Zhejiang Expressway, Cl. H                                                                   10,573,000                1,356,869

                                                                                                                      12,280,441

CROATIA--1.2%

Pliva d.d., GDR                                                                                 247,800  (b)           2,750,580

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
CZECH REPUBLIC--.0%

Komercni Banka, GDR                                                                                   2  (a)                  14

EGYPT--3.2%

Commercial International Bank, GDR                                                              188,800  (a,b)         1,982,400

Misr International Bank, GDR                                                                    156,600  (a,b)         1,209,735

Paints & Chemical Industries, GDR                                                               801,000  (a,b)         1,782,225

Suez Cement, GDR                                                                                204,270  (a,b)         2,257,184

                                                                                                                       7,231,544

GREECE--1.3%

Hellenic Telecommunications Organization                                                            595                   14,744

Hellenic Telecommunications Organization, ADS                                                   239,055                2,883,601

                                                                                                                       2,898,345

HONG KONG--1.9%

APT Satellite, ADR                                                                               38,600                  166,463

China Pharmarceutical Enterprise and Investment                                              14,830,000                1,636,739

Hengan International                                                                          4,560,000                1,018,249

Mandarin Oriental International                                                               2,453,000                1,459,535

                                                                                                                       4,280,986

HUNGARY--2.7%

EGIS                                                                                             22,705                  984,516

MOL Magyar Olaj-es Gazipari                                                                     160,500                2,824,387

OTP Bank                                                                                         27,450                1,487,336

Pick Szeged                                                                                      21,504                  800,344

                                                                                                                       6,096,583

INDIA--12.0%

Bajaj Auto, GDR                                                                                 411,500  (b)           3,446,313

Gas Authority of India, GDR                                                                     408,800  (b)           2,279,060

Hindalco Industries, GDR                                                                        100,300  (b)           1,705,100

Hindustan Petroleum                                                                             390,000                1,111,797

ICICI, ADR                                                                                       65,700                1,281,150

Indian Hotels, GDR                                                                              409,900  (b)           1,793,313

Mahanagar Telephone Nigam, GDR                                                                  483,400  (b)           4,942,765

Mahindra & Mahindra                                                                             223,000  (b)           1,193,050

Pentamedia Graphics, GDR                                                                         87,100  (b)          .1,088,750

State Bank of India, GDR                                                                        338,100  (b)           2,949,923

Tata Engineering & Locomotive, GDR                                                              582,800  (b)           1,660,980

Videsh Sanchar Nigam, GDR                                                                       240,500  (b)           3,751,800

                                                                                                                      27,204,001


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INDONESIA--1.7%

PT Indah Kiat Pulp & Paper                                                                    7,875,500  (a)           1,274,647

PT Indosat, ADR                                                                                 151,600                1,620,225

PT Indo-Rama Synthetics                                                                       1,295,000  (a)             119,769

PT Telekomunikasi Indonesia, ADR                                                                138,800                  936,900

                                                                                                                       3,951,541

ISRAEL--4.5%

ECI Telecom                                                                                      95,300                2,585,013

Bank Leumi Le-Israel                                                                          1,475,837                3,222,661

Blue Square-Israel, ADS                                                                         264,350                2,610,456

Tecnomatix Technologies                                                                          60,500  (a)           1,633,500

                                                                                                                      10,051,630

LUXEMBOURG--.3%

Quilmes Industrial, ADS                                                                          71,500                  706,063

MALAYSIA--2.2%

Petronas Dagangan                                                                               728,000                  827,621

Petronas Gas                                                                                    973,000                1,536,316

Sime Darby                                                                                    1,995,000                2,583,000

                                                                                                                       4,946,937

MEXICO--10.2%

ALFA, Ser. A                                                                                    630,200                1,719,630

Apasco                                                                                          383,100                2,175,331

Consorcio Ara                                                                                 1,280,500  (a)           1,615,772

Cintra, Ser. A                                                                                1,028,900                  530,138

Controladora Comercial Mexicana, GDS                                                             65,400                1,103,625

Desc, Ser. B                                                                                  3,143,800                1,884,297

Embotelladoras Argos                                                                            321,900                  381,134

Pepsi-Gemex, GDR                                                                                372,100  (a)           1,790,731

Grupo Continental, Ser. B                                                                     2,230,300                2,251,407

Kimberly Clark de Mexico, Cl. A                                                                 859,100                2,664,927

Telefonos de Mexico, ADS                                                                        130,100                6,334,245

Tubes de Acero de Mexico, ADR                                                                    37,300                  503,550

                                                                                                                      22,954,787

PANAMA--1.2%

Banco Latinoamericano de Exportaciones, Cl. E                                                   111,300                2,719,894

PHILIPPINES--4.4%

Bank of Philippine Islands                                                                      457,500                  874,238

First Philippine                                                                                979,860                  493,951

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
PHILIPPINES (CONTINUED)

La Tondena Distillers                                                                         2,380,400                1,674,372

Manila Electric, Cl. B                                                                        2,998,764                4,464,748

Philippine Long Distance Telephone, ADS                                                          99,900                1,760,738

Universal Robina                                                                              5,673,600                  678,438

                                                                                                                       9,946,485

POLAND--1.2%

Bank Polska Kasa Opieki Grupa Pekao                                                             167,300  (a)           2,219,247

Polski Koncern Naftowy, GDR                                                                      62,200  (b)             583,125

                                                                                                                       2,802,372

SINGAPORE--1.8%

Del Monte Pacific                                                                             3,625,000                1,004,503

Elec & Eltek International                                                                      970,000                2,153,400

Golden Agri-Resources                                                                         5,279,000  (a)             929,509

                                                                                                                       4,087,412

SOUTH AFRICA--8.7%

ABSA                                                                                          1,186,182                4,346,987

Barlow                                                                                          212,585                1,173,169

Barlow, ADR                                                                                          40                      221

Comparex                                                                                        525,200                  754,782

Computer Configurations                                                                       1,298,400  (a)           1,212,882

Del Monte Royal Foods                                                                         1,030,000                  680,914

Edgars Consolidated Stores                                                                          950                    8,274

Iscor                                                                                           286,100                  641,415

Murray & Roberts                                                                              1,156,100                  481,826

Nampak                                                                                          730,300                1,364,399

OTK                                                                                             453,800                  264,129

Pretoria Portland Cement                                                                        265,643                1,756,115

Sage                                                                                            256,900                  716,247

Sappi                                                                                           206,200                1,540,951

Sasol                                                                                           348,600                2,286,994

Tiger Brands                                                                                    231,700                2,197,692

Woolworths                                                                                      592,900                  257,886

                                                                                                                      19,684,883

SOUTH KOREA--12.6%

Cheil Jedang                                                                                     37,250                1,408,212

H&CB, GDR                                                                                       127,236  (b)           2,267,982

Hyundai Electronics Industries                                                                   94,490  (a)           1,472,354


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
SOUTH KOREA (CONTINUED)

Hyundai Motor                                                                                   125,000                1,339,088

Kookmin Bank, GDR                                                                               188,513  (b)           1,932,258

Korea Electric Power                                                                            153,200                4,109,748

Korea Fine Chemical                                                                              84,421                1,270,613

Korea Telecom, ADR                                                                               54,400                2,012,800

Pohang Iron & Steel, ADS                                                                        164,800                3,378,400

SK                                                                                              285,739                4,578,907

Samsung                                                                                         251,230                2,012,954

Samsung SDI                                                                                      52,000                1,979,637

Youngone                                                                                        470,000                  603,364

                                                                                                                      28,366,317

TAIWAN--3.3%

Asustek Computer                                                                                180,000                1,816,942

China Steel, ADR                                                                                 97,700  (a,b)         1,438,633

Compal Electronics                                                                            1,130,500                2,696,908

Standard Foods Taiwan                                                                         2,196,400  (a)           1,397,256

                                                                                                                       7,349,739

THAILAND--.7%

Saha-Union                                                                                    2,549,000                  715,371

Thai Farmers Bank                                                                             1,167,700  (a)             886,314

                                                                                                                       1,601,685

TURKEY--1.2%

Turk Ekonomi Bankasi, GDR                                                                       180,000  (a,b)         1,881,000

Uzel Makina Sanayii, GDR                                                                        235,050  (b)             922,571

                                                                                                                       2,803,571

UNITED KINGDOM--.5%

South African Breweries                                                                         177,600                1,088,486

TOTAL COMMON STOCKS

   (cost $253,458,364)                                                                                               211,426,548
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--3.3%                                                                           Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BRAZIL--3.1%

Banco do Estado de Sao Paulo                                                                     56,100                1,677,613

Companhia Cimento Portlans Itau                                                                  13,390                1,616,351

Companhia Energetica de Minas Gerais                                                            175,117                2,700,026

Companhia Paranaense de Energia-Copel                                                            64,800                  522,666

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

PREFERRED STOCKS (CONTINUED)                                                                     Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BRAZIL (CONTINUED)

Petroleo Brasileiro                                                                               1,900                  436,818

                                                                                                                       6,953,474

THAILAND--.2%

Siam Commercial Bank                                                                            915,000  (b)             531,094

TOTAL PREFERRED STOCKS

   (cost $8,321,515)                                                                                                   7,484,568
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--1.8%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

5.695%, 6/15/2000                                                                                 9,000                    8,983

5.65%, 7/13/2000                                                                                917,000                  911,709

5.75%, 8/3/2000                                                                                 418,000                  414,167

5.97%, 8/17/2000                                                                              2,035,000                2,011,394

5.83%, 9/14/2000                                                                                616,000                  605,935

TOTAL SHORT-TERM INVESTMENTS

   (cost $3,948,153)                                                                                                   3,952,188
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (cost $261,779,879)                                                             98.6%              222,863,304

CASH AND RECEIVABLES (NET)                                                                         1.4%                3,168,097

NET ASSETS                                                                                       100.0%              226,031,401

     (A)  NON-INCOME PRODUCING.

     (B)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES
          ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT
          FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT MAY
          31, 2000, THESE SECURITIES AMOUNTED TO $43,818,747 OR APPROXIMATELY
          19.4% OF NET ASSETS.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

May 31, 2000

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           261,779,879   222,863,304

Cash                                                                  2,889,855

Cash denominated in foreign currencies                  3,842,315     3,904,293

Receivable for investment securities sold                             1,824,514

Dividends receivable                                                  1,545,536

Receivable for shares of Common Stock subscribed                         86,564

Prepaid expenses                                                         16,500

                                                                    233,130,566
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           292,913

Payable for investment securities purchased                           2,796,756

Payable for shares of Common Stock redeemed                           3,824,343

Net unrealized (depreciation) on forward currency exchange
   contracts--Note 4(a)                                                   2,195

Accrued expenses                                                        182,958

                                                                      7,099,165
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      226,031,401
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     238,211,908

Accumulated undistributed investment income--net                      2,088,114

Accumulated net realized gain (loss) on investments and
   foreign currency transactions                                     24,594,825

Accumulated net unrealized appreciation (depreciation)
   on investments and foreign currency transactions                 (38,863,446)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      226,031,401
--------------------------------------------------------------------------------

SHARES OUTSTANDING
--------------------------------------------------------------------------------

(100 million shares of $.001 par value Common Stock authorized)      16,601,664

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)
                                                                          13.61

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended May 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $420,673 foreign taxes withheld at source)    5,219,522

Interest                                                               496,788

TOTAL INCOME                                                         5,716,310

EXPENSES:

Management fee--Note 3(a)                                            2,145,047

Shareholder servicing costs--Note 3(b)                                 495,006

Custodian fees                                                         360,191

Registration fees                                                       51,966

Professional fees                                                       47,061

Directors' fees and expenses--Note 3(c)                                 34,232

Prospectus and shareholders' reports                                    29,351

Loan commitment fees--Note 2                                             1,822

Miscellaneous                                                            4,985

TOTAL EXPENSES                                                       3,169,661

INVESTMENT INCOME--NET                                               2,546,649
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                        40,922,907

Net realized gain (loss) on forward currency exchange contracts      (217,238)

NET REALIZED GAIN (LOSS)                                            40,705,669

Net unrealized appreciation (depreciation) on investments and
  foreign currency transactions                                   (35,771,590)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               4,934,079

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 7,480,728

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended May 31,
                                             -----------------------------------
                                                     2000                 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          2,546,649              938,568

Net realized gain (loss) on investments        40,705,669          (3,529,255)

Net unrealized appreciation (depreciation)
   on investments                            (35,771,590)           10,850,462

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   7,480,728             8,259,775
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS ($):

From investment income--net                   (1,238,179)            (549,186)

From net realized gain on investments        (11,391,249)                 --

In excess of net realized gains on investments       --              (122,041)

TOTAL DIVIDENDS                              (12,629,428)            (671,227)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 213,538,027           40,241,287

Dividends reinvested                           10,020,271              389,280

Cost of shares redeemed                      (86,801,624)         (28,754,128)

Redemption fee                                     69,298               61,154

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 136,825,972           11,937,593

TOTAL INCREASE (DECREASE) IN NET ASSETS       131,677,272           19,526,141
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            94,354,129           74,827,988

END OF PERIOD                                 226,031,401           94,354,129

Undistributed investment income-net             2,088,114              779,644
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    14,299,234            3,739,409

Shares issued for dividends reinvested            674,312               41,501

Shares redeemed                               (5,888,072)          (2,955,313)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   9,085,474              825,597

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                                  Year Ended May 31,
                                                                                ---------------------------------------------------
                                                                                2000          1999          1998        1997(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                           12.55         11.18         14.21         12.50

Investment Operations:

Investment income--net                                                        .22(b)           .14           .04           .05

Net realized and unrealized gain (loss)
   on investments                                                               1.95          1.33         (2.62)         1.70

Total from Investment Operations                                                2.17          1.47         (2.58)         1.75

Distributions:

Dividends from investment income--net                                          (.11)          (.09)         (.02)          (.02)

Dividends from net realized gain
   on investments                                                             (1.01)          (.02)         (.24)          (.02)

Dividends in excess of net realized gain
   on investments                                                                 --            --          (.20)            --

Total Distributions                                                           (1.12)          (.11)         (.46)          (.04)

Redemption fee added to paid in capital                                          .01           .01           .01            --

Net asset value, end of period                                                 13.61         12.55         11.18          14.21
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                               16.54         13.56       (18.11)          14.07(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                         1.85          1.88         1.94            1.85(c)

Ratio of net investment income to average
   net assets                                                                   1.48          1.42          .54             .70(c)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation                                 --            --          .00(d)          .36(c)

Portfolio Turnover Rate                                                       105.84          87.81        87.46          52.52(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                        226,031         94,354       74,828         50,382

(A) FROM JUNE 28, 1996 (COMMENCEMENT OF OPERATIONS) TO MAY 31, 1997.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

(D) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Emerging Markets Fund (the "fund") is a separate non-diversified series of Dreyfus International Funds, Inc. (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering two series, including the fund. The fund's investment objective is long-term capital appreciation. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Coporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc., was the distributor.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives earnings credits net based on available cash balances left on deposit.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.


(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended May 31, 2000, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions  With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of 1.25% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund pays the distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The distributor may make payments to Service Agents in respect of these services. The distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 2000, the fund was charged $429,009 pursuant to the Shareholder Services Plan, of which $146,641 was paid to DSC.

The  fund  compensates  Dreyfus Transfer, Inc., a wholly-owned subsidiary of the
Manager,   under   a   transfer   agency   agreement   for   provid
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

ing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2000, the fund was charged $45,162 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective January 1, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each meeting attended in person and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to January 1, 2000, each Board member who was not an "affiliated person" as defined in the Act received from the fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Director Emeritus Program Guidelines, Emeritus Boards members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieved emeritus status.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within six months following the date of issuance, including redemptions made through the use of the fund's exchange privilege.

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended May 31, 2000, amounted to $294,309,366 and $170,599,435, respectively.


The following summarizes open forward currency exchange contracts at May 31, 2000:


                                                              Foreign
                                                              Currency                                                 Unrealized
Forward Currency Exchange Contracts                            Amounts           Cost ($)          Value ($)     (Depreciation) ($)
------------------------------------------------------------------------------------------------------------------------------------

PURCHASES:

British Pounds, expiring 6/1/00                                697,976          1,046,615         1,045,917              (698)

SALES:                                                                      PROCEEDS ($)

Hong Kong Dollars, expiring 6/1/00                             207,291             26,601            26,602               (1)

Mexico Pesos, expiring 6/1/00                                  548,075             57,541            57,631              (90)

South African Rands, expiring 6/1/00                           647,573             91,659            93,065           (1,406)

TOTAL                                                                                                                 (2,195)


The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(b) At May 31, 2000, accumulated net unrealized depreciation on investments and forward currency exchange contracts was $38,918,770, consisting of $7,033,687 gross unrealized appreciation and $45,952,457 gross unrealized depreciation.

At May 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Emerging Markets Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Emerging Markets Fund (one of the series constituting Dreyfus Emerging Funds, Inc.) as of May 31, 2000, and the related statement of operations for the year ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Emerging Markets Fund as of May 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

July 10, 2000

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund elects to provide each shareholder with their portion of the fund's foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby makes the following designations regarding its fiscal year ended May 31, 2000:

      --the total amount of taxes paid to foreign countries was $420,673.

      --the   total   amount  of  income  sourced  from  foreign  countries  was
        $5,309,080.

As required by Federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign source income for the 2000 calendar year with Form 1099-DIV which will be mailed by January 31, 2001.


                                                           For More Information

                        Dreyfus
                        Emerging Markets Fund
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent &
                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   327AR005



================================================================================


Dreyfus

International

Growth Fund

ANNUAL REPORT May 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                            20   Report of Independent Auditors

                            21   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                              Dreyfus International Growth Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus International Growth Fund, covering the 12-month period from June 1, 1999 through May 31, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas A. Loeffler, CFA.

When the reporting period began, it became apparent that global economic growth was substantially stronger than many analysts had expected. In fact, most global markets had already rebounded sharply from 1998's currency and credit crises in emerging market countries. The rally continued throughout 1999 and into the first quarter of 2000, before peaking in early March. In April, many developed and emerging market countries around the world experienced heightened levels of volatility when expensively priced technology stocks began to decline sharply in the wake of evidence that inflationary pressures were building.

We appreciate your confidence over the past year and we look forward to your continued participation in Dreyfus International Growth Fund.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
June 15, 2000




DISCUSSION OF FUND PERFORMANCE

Douglas A. Loeffler, CFA, Portfolio Manager

How did Dreyfus International Growth Fund perform relative to its benchmark?

For the 12-month period ended May 31, 2000, the fund produced a total return of 41.81% .(1) This compares with a 18.32% total return produced by the fund's new benchmark, the Morgan Stanley Capital International (MSCI) World ex U.S. Index, for the same period.(2) The fund's former benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, produced a total return of 17.14% for the same period.(3) Further discussion about this benchmark change follows in the line-graph comparison contained in this annual report.

We attribute the fund' s strong overall performance to the exceptional global resurgence of the growth stocks in which the fund invests, as well as to our successful stock selection strategy. Toward the end of the period, however, shifts in market sentiment away from growth stocks constrained fund performance.

What is the fund's investment approach?

The fund focuses on individual stock selection. We do not attempt to predict interest rates or market movements, nor do we have country allocation models or targets. Rather, we choose investments on a company-by-company basis, searching to find what we believe are well-managed, well-positioned companies, wherever they may be.

Starting with roughly 1,000 of the largest companies outside the United States, we perform rigorous stock-by-stock analyses. Our goal is to identify companies that we believe have achieved and can sustain growth through a dominant brand name, growing market share, high barriers to entry or untapped market opportunities. In our view, these factors are marks of companies whose growth potential, in both revenues and earnings, can exceed that of global industry peers as well as that of its local market.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

The fund will typically hold 60-80 stocks, broadly invested across countries and industries, representing what we believe to be the best growth ideas in the world. We generally sell a stock when it reaches its target price or when we determine that circumstances have changed and it will most likely not reach the previously set target sale price.

What other factors influenced the fund's performance?

Throughout most of the reporting period, the fund benefited from renewed global demand for growth stocks. After Y2K concerns dissipated, stock markets advanced into the first quarter of 2000. The global advance was driven by market sectors such as the telecommunications, media and technology industry groups, on which the fund placed a relatively heavy investment emphasis.

The fund's performance early in the reporting period was strongly influenced by strength in Japan's economy and financial markets. Trends toward deregulation, consolidation and restructuring boosted the performance of telecommunication providers and equipment manufacturers, as well as banks and other financial companies. Europe presented mixed results early in the reporting period. After early euphoria over the euro ebbed, stock markets there stalled.

From mid-March through the end of the reporting period, markets were marked by rapid swings and shifts in investor sentiment. Investors grew concerned over lofty stock prices and higher interest rates. While demand for stocks remained high, supply grew rapidly, as firms rushed to market new shares. Supply eventually outstripped demand, pushing prices downward.

The Japanese advance slowed sharply, and growth stocks in particular weakened. A slower than hoped for recovery and a strong yen held back earnings growth. On the other hand, European markets advanced, as the benefits of moving away from a centralized economic model and towards a competitive, market-driven structure became apparent. But weakness in the euro negatively affected the performance of the fund's European investments in U.S. dollar terms.


What is the fund's current strategy?

We have maintained our focus during a challenging period for global growth stocks, continuing our quest to uncover what we believe are strong growth opportunities worldwide. In addition, we have focused intently on the price we pay for stocks, and we have reduced our investment in stocks with no current earnings.

Because we believe that continental Europe remains attractive, it is currently our largest regional exposure. We have reduced investment in European financial firms, concentrating instead on companies positioned to take advantage of convergence in the telecommunications and entertainment industries. We have de-emphasized investment in the United Kingdom, avoiding exposure to its weak financial service industry.

Japan, where steps towards fundamental restructuring apparently are taking hold, represents the largest single country in the fund. We are also taking advantage of opportunities in emerging market countries, with particular emphasis on Latin American stocks that have historically been closely tied to U.S. market performance.

Within these regions, we have reduced emphasis on commodity telecommunication providers, particularly in markets with many new entrants. In the media sector,
we   have   focused   on   company   valuation   and  potential  profitability.

June 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD EX U.S. INDEX IS AN UNMANAGED INDEX OF GLOBAL STOCK MARKET PERFORMANCE, EXCLUDING THE U.S., CONSISTING SOLELY OF EQUITY SECURITIES.

(3) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (MSCI EAFE) INDEX IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus International Growth Fund with the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE((reg.tm))) Index and the Morgan Stanley Capital International World Ex-U.S. Index

((+))  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS INTERNATIONAL GROWTH FUND ON 6/29/93 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE ON THAT DATE IN THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD EX-U.S. INDEX AS WELL AS THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (EAFE((reg.tm))) INDEX. FOR COMPARATIVE PURPOSES, THE VALUE OF EACH INDEX ON 6/30/93 IS USED AS THE BEGINNING VALUE ON 6/29/93. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THIS IS THE FIRST YEAR IN WHICH COMPARATIVE PERFORMANCE IS BEING SHOWN FOR THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD EX-U.S. INDEX, WHICH HAS BEEN SELECTED AS THE PRIMARY INDEX FOR COMPARING THE FUND'S PERFORMANCE BASED ON THE FUND'S AND INDEX'S GLOBAL MARKET ORIENTATION. THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (EAFE((reg.tm))) INDEX WAS THE FUND'S BENCHMARK INDEX LAST YEAR. PERFORMANCE FOR THIS INDEX WILL NOT BE PROVIDED WITH THE NEXT ANNUAL REPORT, BUT IS PROVIDED HEREWITH PURSUANT TO APPLICABLE REGULATIONS.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD EX-U.S. INDEX IS AN UNMANAGED INDEX OF GLOBAL STOCK MARKET PERFORMANCE, EXCLUDING THE U.S., CONSISTING SOLELY OF EQUITY SECURITIES AND INCLUDES NET DIVIDENDS REINVESTED. THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (EAFE((reg.tm))) INDEX IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES AND INCLUDES NET DIVIDENDS REINVESTED. NEITHER OF THE FOREGOING INDICES TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 5/31/00

                                                            Inception                                                From
                                                              Date             1 Year             5 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                         6/29/93           41.81%              9.34%             8.53%


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                                                             The Fund


STATEMENT OF INVESTMENTS

May 31, 2000

COMMON STOCKS--89.8%                                                                            Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BRAZIL--2.5%

Aracruz Celulose, ADR                                                                            43,475                  728,206

Embratel Participacoes, ADR                                                                      25,950                  543,328

Petroleo Brasileiro                                                                               1,575                  350,000

                                                                                                                       1,621,534

CANADA--1.2%

AT&T Canada, Cl. B,  ADR                                                                         20,400  (a)             795,600

DENMARK--1.9%

Novo Nordisk, Cl. B                                                                               7,700                1,280,049

FINLAND--6.6%

HPY Holding                                                                                         500                   16,393

Helsingin Puhelin                                                                                12,000                  854,544

Nokia, ADS                                                                                       25,300                1,315,600

Perlos                                                                                           39,150                1,412,317

Tietoenator                                                                                      20,025                  786,188

                                                                                                                       4,385,042

FRANCE--11.2%

Accor                                                                                            23,550                  957,679

Alcatel                                                                                          23,125                1,284,920

Altran Technologies                                                                               3,975                  897,622

Dassault Systemes                                                                                11,775                  899,204

Thomson Multimedia                                                                                6,300  (a)             658,196

Total Fina Elf                                                                                    7,686                1,216,381

Vivendi                                                                                          13,600                1,465,468

                                                                                                                       7,379,470

HONG KONG--1.6%

China Telecom (Hong Kong)                                                                       144,000  (a)           1,076,461

ISRAEL--1.0%

Check Point Software Technologies, ADR                                                            3,550  (a)             666,956

ITALY--4.8%

Alleanza Assicurazioni                                                                          115,425                1,324,877

Saipem                                                                                          193,050                  973,177

San Paolo-IMI                                                                                    60,525                  895,481

                                                                                                                       3,193,535

JAPAN--19.3%

Ajinomoto                                                                                        83,000                1,003,703

Don Quijote                                                                                       4,184                  683,419

MURATA MANUFACTURING                                                                              4,431                  764,887



COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
JAPAN (CONTINUED)

Mitsubishi Electric                                                                             168,000                1,649,596

NEC                                                                                              56,000                1,418,840

NTT DoCoMo                                                                                           33                  851,415

Nippon Television Network                                                                         1,420                  973,903

PIONEER                                                                                          56,000                1,709,884

TOKYO GAS                                                                                       340,000                  833,039

TOYODA GOSEI                                                                                     17,000                  970,302

Taiyo Yuden                                                                                      14,000                1,062,831

Takeda Chemical Industries                                                                       12,000                  818,561

                                                                                                                      12,740,380

LUXEMBOURG--1.3%

Societe Europeenne des Satellites                                                                 6,150                  875,908

MEXICO--2.5%

Cemex, ADR                                                                                       40,500                  858,094

Telefonos de Mexico, ADR                                                                         15,950                  776,566

                                                                                                                       1,634,660

NETHERLANDS--8.7%

ASM Lithography, ADR                                                                             27,175  (a)             966,411

Heineken                                                                                         14,050                  724,725

Koninklijke (Royal) Philips Electronics, ADR                                                     45,825                2,024,892

STMicroelectronics                                                                               15,525                  929,549

TNT Post                                                                                         46,050                1,115,829

                                                                                                                       5,761,406

SOUTH KOREA--2.1%

Samsung Electronics, GDR                                                                          8,550  (b)           1,378,687

SPAIN--2.9%

Altadis                                                                                          84,150                1,239,281

Banco Santander Central Hispano                                                                  71,400                  703,138

                                                                                                                       1,942,419

SWEDEN--6.9%

Electrolux , Cl. B                                                                               51,475                  874,105

ForeningsSparbanken                                                                              80,875                1,210,717

Nordic Baltic                                                                                   171,700                1,141,329

Telefonaktiebolaget LM Ericsson, Cl. B, ADR                                                      65,250                1,337,625

                                                                                                                       4,563,776

SWITZERLAND--3.9%

Serono, Cl. B                                                                                       960                  844,658

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SWITZERLAND (CONTINUED)

Swatch                                                                                              700                  859,343

Synthes-Stratec                                                                                   2,025  (a,b)           902,887

                                                                                                                       2,606,888

UNITED KINGDOM--10.4%

BP Amoco, ADS                                                                                    16,025                  871,359

Cable & Wireless                                                                                 79,125                1,322,042

Energis                                                                                          12,725  (a)             484,338

Invensys                                                                                        265,100                  913,680

Marconi                                                                                          77,075                  929,750

Nycomed Amersham                                                                                119,625                1,033,423

Vodafone AirTouch                                                                               290,819                1,329,166

                                                                                                                       6,883,758

UNITED STATES--1.0%

NTL                                                                                              11,100  (a)             655,594

TOTAL COMMON STOCKS

   (cost $52,128,396)                                                                                                 59,442,123
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCK--1.0%
------------------------------------------------------------------------------------------------------------------------------------

GERMANY;

Marschollek, Lautenschlaeger
   (cost $669,933)                                                                                1,425                  680,965
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--6.4%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER:

Alcoa, 6.73%, 6/1/00                                                                          1,000,000                1,000,000

Morgan Stanley, Dean Witter, 6.78%, 6/1/2000                                                  3,200,000                3,200,000

   (cost $4,200,000)                                                                                                   4,200,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $56,998,329)                                                              97.2%               64,323,088

CASH AND RECEIVABLES (NET)                                                                         2.8%                1,844,513

NET ASSETS                                                                                       100.0%               66,167,601

     (A)  NON-INCOME PRODUCING.

     (B)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF SECURITIES ACT
          OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
          REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT MAY 31,
          2000, THESE SECURITIES AMOUNTED TO $2,281,574 OR APPROXIMATELY 3.4% OF
          NET ASSETS.

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF ASSETS AND LIABILITIES

May 31, 2000

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  56,998,329  64,323,088

Cash                                                                  8,371,905

Receivable for investment securities sold                             3,232,381

Dividends receivable                                                    192,769

Receivable for shares of Common Stock subscribed                         61,100

Prepaid expenses                                                         11,422

                                                                     76,192,665
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            89,009

Payable for investment securities purchased                           1,343,777

Payable for shares of Common Stock redeemed                           8,514,383

Accrued expenses                                                         77,895

                                                                     10,025,064
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       66,167,601
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      44,615,679

Accumulated net realized gain (loss) on investments and
   foreign currency transactions                                     14,244,093

Accumulated net unrealized appreciation (depreciation)
   on investments and foreign currency transactions                   7,307,829
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       66,167,601
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(300 million shares of $.001 par value Common Stock authorized)       3,852,996

NET ASSET VALUE, offering and redemption price per share--Note 3(e) ($)
                                                                          17.17

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF OPERATIONS

Year Ended May 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $84,197 foreign taxes withheld at source)       397,387

Interest                                                                84,220

TOTAL INCOME                                                           481,607

EXPENSES:

Management fee--Note 3(a)                                              452,872

Distribution fee--Note 3(b)                                            301,915

Shareholder servicing costs--Note 3(c)                                 222,826

Custodian fees                                                         104,906

Professional fees                                                       54,042

Registration fees                                                       19,307

Prospectus and shareholders' reports--Note 3(b)                         15,947

Directors' fees and expenses--Note 3(d)                                 12,382

Loan commitment fees--Note 2                                               316

Miscellaneous                                                            9,543

TOTAL EXPENSES                                                       1,194,056

INVESTMENT (LOSS)                                                    (712,449)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                        16,892,328

Net unrealized appreciation (depreciation) on investments and
  foreign currency transactions                                      4,395,105

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              21,287,433

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                20,574,984

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended May 31,
                                            ------------------------------------
                                                     2000                 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income (loss)--net                   (712,449)               14,299

Net realized gain (loss) on investments        16,892,328          (1,790,038)

Net unrealized appreciation (depreciation)
   on investments                               4,395,105          (9,868,963)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   20,574,984         (11,644,702)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

NET REALIZED GAIN ON INVESTMENTS                (317,368)          (1,873,154)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 135,975,248           41,284,693

Dividends reinvested                              303,148            1,783,764

Cost of shares redeemed                     (138,740,420)         (59,105,533)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 (2,462,024)         (16,037,076)

TOTAL INCREASE (DECREASE) IN NET ASSETS        17,795,592         (29,554,932)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            48,372,009           77,926,941

END OF PERIOD                                  66,167,601           48,372,009

Undistributed investment income-net                    --               16,497
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     7,847,581            3,197,037

Shares issued for dividends reinvested             17,604              144,904

Shares redeemed                               (7,988,409)          (4,572,974)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (123,224)          (1,231,033)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                         Year Ended May 31,
                                                                 ------------------------------------------------------------------
                                                                 2000          1999           1998          1997           1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.17         14.97          15.83         15.49          13.74

Investment Operations:

Investment income (loss)--net                                (.19)(a)       .00(a b)         (.12)         (.02)            .09

Net realized and unrealized
   gain (loss) on investments                                    5.28         (2.39)         1.17          1.11            1.66

Total from Investment Operations                                 5.09         (2.39)         1.05          1.09            1.75

Distributions:

Dividends from investment income--net                              --             --         (.01)         (.09)             --

Dividends in excess of investment
   income--net                                                     --             --          --           (.03)             --

Dividends from net realized gain
   on investments                                               (.09)          (.41)        (1.90)          (.63)             --

Total Distributions                                             (.09)          (.41)        (1.91)          (.75)             --

Net asset value, end of period                                  17.17          12.17        14.97          15.83            15.49
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                41.81        (16.02)          8.42          7.36            12.74
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.98          2.01           1.92          1.98            2.04

Ratio of interest expense and loan
   commitment fees to average net assets                       .00(c)         .00(c)           .27            --             --

Ratio of net investment income (loss)
   to average net assets                                       (1.18)         .02             (.70)         (.18)            .62

Portfolio Turnover Ra te                                       236.78       232.68          167.19        158.04           96.45
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          66,168       48,372          77,927        88,694         102,710

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus International Growth Fund (the "fund") is a separate non-diversified series of Dreyfus International Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering two series including the fund. The fund's investment objective is to provide investors with capital growth. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22,
2000,    Premier   Mutual   Fund   Services,   Inc.   was   the   distributor.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operation; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of
                                                                     The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and
unrealized    gain    or    loss    from    investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

During the period ended May 31, 2000, the fund increased accumulated undistributed net investment income by $695,952 and increased accumulated net realized gain (loss) on investments by $135,743 and decreased paid in capital by $831,695. The results of operations and net assets were not affected by the reclassification.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended May 31, 2000, the fund did not borrow under the Facility.

NOTE 3--Management  Fee and Other Transactions  With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund pays the distributor for distributing the fund's shares, servicing shareholder accounts and for advertising and marketing relating to the fund. The plan provides for payments to be made at an aggregate annual rate of
 .50 of 1% of the value of the
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

fund's average daily net assets. The distributor may pay one or more Service Agents (a securities dealer, financial institution or industry professional) in respect of distribution services. Prior to March 22, 2000, Premier Mutual Fund Service, Inc., and not DSC, received payments under the plan for distributing fund shares and for servicing shareholder accounts. The distributor determines the amounts, if any, to be paid to Service Agents under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provides for the fund to bear the costs of preparing, printing and distributing certain of the fund' s prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the value of the fund's average daily net assets for any full fiscal year. During the period ended May 31, 2000, the fund was charged $305,290 pursuant to the Plan, of which $88,435 was paid to DSC.

(c) Under the Shareholder Services Plan, the fund pays the distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The distributor may make payments to Service Agents in respect of these services. The distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 2000, the fund was charged $150,957 pursuant to the Shareholder Services Plan, of which $44,217 was paid to DSC.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2000, the fund was charged $51,542 pursuant to the transfer agency agreement.


(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective January 1, 2000, each Board member who was not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each meeting attended in person and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to January 1, 2000, each Board member who was not an "affiliated person" as defined in the Act received from the fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Director Emeritus Program Guidelines, Emeritus Boards members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieved emeritus status.

(e) A 1% redemption fee is charged and retained by the fund on shares redeemed within six months following the date of issuance, including on redemptions made through the use of the fund's exchange privilege.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2000, amounted to $137,599,620 and $145,140,714, respectively.

At  May  31,  2000,  accumulated  net unrealized appreciation on investments was
$7,324,759,   consisting   of   $9,494,249  gross  unrealized  appreciation  and
$2,169,490 gross unrealized depreciation.

At May 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus International Growth Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus International Growth Fund (one of the series constituting Dreyfus International Funds, Inc.) as of May 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Dreyfus International Growth Fund at May 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

July 10, 2000



IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes the fund hereby designates $.0890 per share as a long-term capital gain distribution paid on December 14, 1999.

                                                             The Fund

                                                           For More Information

                        Dreyfus International Growth Fund
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent &
                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166


To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   095AR005